United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-4577

(Investment Company Act File Number)

Federated Income Securities Trust

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 11/30/17

Date of Reporting Period: 11/30/17

Item 1.	Reports to Stockholders

Annual Shareholder Report
November 30, 2017
Share Class | Ticker	A | CAPAX	B | CAPBX	C | CAPCX
	F | CAPFX	R | CAPRX	Institutional | CAPSX

Federated Capital Income Fund
Fund Established 1988

A Portfolio of Federated Income Securities Trust
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2016 through November 30, 2017. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Capital Income Fund (the “Fund''), based on net asset value for the 12-month reporting period ended November 30, 2017, was 10.94% for Class A Shares, 10.07% for Class B Shares, 10.09% for Class C Shares, 11.08% for Class F Shares, 10.69% for Class R Shares and 11.20% for Institutional Shares. The 11.20% total return of the Institutional Shares consisted of 6.56% in price appreciation and 4.64% in reinvested dividends. The total return of the Russell 1000® Value Index (R1000V) was 14.83% for the same period. The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (BBHY2%ICI) returned 9.16%, the Bloomberg Barclays U.S. Mortgage Backed Securities Index (BBMB) returned 2.14% and the Bloomberg Barclays Emerging Markets USD Aggregate Index (BBEMAI) returned 8.98%. Weighting these benchmarks (40% R1000V, 20% BBHY2%ICI, 20% BBMB and 20% BBEMAI), the blended benchmark (“Blended Index'')1 return was 9.94% for the reporting period. The total return of the Morningstar Allocation Funds Average–30% to 50% Equity (M30-50),2 a peer group for the Fund, was 10.23% for the same period. The Fund's and M30-50's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total returns of any index.
The Fund's investment strategy focused on income-earning investments, specifically income producing and growing equity securities and credit sensitive fixed-income securities through: (1) portfolio allocation; (2) sector and security selection for equities; and (3) sector and security selection for fixed income to achieve the Fund's primary current income investment objective and secondary capital appreciation investment objective. These were the most significant factors affecting the Fund's performance relative to the Blended Index.
The following discussion will focus on the performance of the Fund's Institutional Shares.
MARKET OVERVIEW
During the reporting period, equity markets marked all-time highs on the heels of several major news stories both domestically and abroad. The primary news story throughout the reporting period was, without question, Donald Trump and his first year as president of the United States. Hopes for reduced regulation, tax cuts for individuals as well as corporations and an increase in infrastructure and defense spending were the drivers for the post-election rally in equities that became known as the “Trump rally.” Though President Trump was largely challenged on his pro-growth agenda as shown by challenges to the repeal of Affordable Care Act in his first year in office, investors remained optimistic that his policies would eventually be implemented. The policies the market is most focused on are tax reform and regulatory reform. This positive outlook allowed U.S. equities to close the fiscal year at all-time highs. Despite a devastating
Annual Shareholder Report

hurricane season in the Atlantic towards the end of the reporting period, strong earnings and macroeconomic data helped drive the S&P 500 Index (S&P 500)3 higher for the eighth consecutive quarter. On the heels of continued strong economic data, the Federal Reserve (the “Fed”) announced three separate 25 basis point increases to the federal funds target interest rate throughout the year. Looking abroad, a continuation of the Organization of Petroleum Exporting Countries (OPEC) production cut and heightened geopolitical tension with North Korea were some of the primary headlines that moved equity markets during the reporting period.
The S&P 500 returned 22.87% for the reporting period. In general for the reporting period, growth stocks significantly outperformed value stocks. The S&P 500's performance in the Information Technology, Utilities and Financials sectors dominated weaker performance in the Energy and Telecom Services sectors.
On the fixed-income side, U.S. Treasury yields ended the reporting period with a flatter curve as short rates, as measured by the 2-Year U.S. Treasury yield rising 67 basis points, and long rates, as measured by the 30-year U.S. Treasury yield, falling 19 basis points during the reporting period. Continued strong job growth, three rate hikes during the reporting period and the beginning of the Fed balance sheet reduction drove the yield curve to flatten. Rates in Europe and Japan continue to remain low constraining the long end of the yield curve. During the reporting period, the 10-year U.S. Treasury yield ranged from 2.05% to 2.62% and closed the period at 2.42%.
PORTFOLIO ALLOCATION
During the reporting period, the Fund's portfolio was allocated between dividend-paying4 stocks and fixed-income securities in a manner reflecting the Fund's primary investment objective of current income and its secondary objective of capital appreciation. Factors used in making this allocation were: (1) the Fund's ability to pay and maintain an attractive level of dividends; and (2) the expected relative total return of fixed-income securities and equities. The allocation at the end of the reporting period on November 30, 2017, was 52.7% fixed-income securities, 47.1% equities and 0.2% cash equivalents. During the reporting period, the Fund used various types of derivative instruments5 including equity and U.S. Treasury futures and options to manage the Fund's duration and to protect the Fund from volatile market conditions.
Relative to the Blended Index, the Fund's allocation had a positive effect on performance.
SECTOR AND SECURITY SELECTION–EQUITY
The equity component of the portfolio was positioned within a diversified portfolio of dividend-paying securities with favorable valuations, strong balance sheets and improving business fundamentals. The portfolio continued to pursue
Annual Shareholder Report

current income and long term growth of income through stocks of market-leading companies across all equity sectors. During the reporting period, the equity component of the portfolio outperformed the R1000V.
Both sector allocations and stock selection added to the overall performance of the Fund relative to the R1000V during the reporting period. An overweight position in the Information Technology sector and an underweight position in the Energy sector contributed to the Fund's performance, while an underweight position in the Financials sector and an overweight position in the Industrials sector detracted from the Fund's performance. Positive stock selection in the Industrials and Information Technology sectors added to performance; however, this was partially offset by negative stock selection in the Health Care and Financials sectors.
SECTOR AND SECURITY SELECTION–BOND6
During the reporting period, the total return of the high-yield7 benchmark (BBHY2%ICI) and the emerging-market8 benchmark (BBEMAI) both outperformed the Fund's fixed-income blended benchmark while the mortgage9 benchmark (BBMB) underperformed due primarily to the lower coupon payments and overhang from the beginning of the Fed balance sheet reduction program. The income from both the high-yield and emerging-market sectors contributed to the Fund's primary objective of current income.
Sector positioning was a positive contributor to the fixed-income component of the portfolio during the reporting period. This was mainly driven by an underweight position in the investment-grade bucket, primarily in mortgage-backed securities. The Fund maintained a slight overweight position to both high yield and emerging markets relative to the benchmark over the reporting period, and these both contributed positively to performance. During the reporting period, security selection was a positive contributor to the fixed-income portfolio, driven by high yield. The management of the Fund's interest rate exposure, which was less than the benchmark's duration over the course of the reporting period, positively affected performance, while the Fund's yield curve positioning was a negative contributor to Fund performance.
1	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the Blended Index.
2	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the M30-50.
3	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the S&P 500, the Fund's broad-based securities market index.
4	There are no guarantees that dividend-paying stocks will continue to pay dividends. In addition, dividend-paying stocks may not experience the same capital appreciation potential as non-dividend paying stocks.
5	The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments.
6	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
Annual Shareholder Report

7	High-yield, lower-rated securities generally entail greater market, credit/default and liquidity risks, and may be more volatile than investment-grade securities.
8	International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards. Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries and currency risk and political risks are accentuated in emerging markets.
9	The value of some mortgage-backed securities may be particularly sensitive to changes in the prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Capital Income Fund from November 30, 2007 to November 30, 2017, compared to the Standard & Poor's 500 Index (S&P 500),2,3 a broad-based securities market index, a blend of indexes comprised of 40% Russell 1000® Value Index (R1000V)/20% Bloomberg Barclays Emerging Markets USD Aggregate Index (BBEMAI)/20%, Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index (BBHY2%ICI)/20%, Bloomberg Barclays U.S. Mortgage Backed Securities Index (BBMB) (the “Blended Index”)2,3 and the Morningstar Allocation Funds Average–30% to 50% Equity (M30-50).4 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of November 30, 2017
■	Total returns shown for the Class A Shares include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).
■	Total returns shown for Class C Shares include the maximum contingent deferred sales charge of 1.00%, as applicable.
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the graph above.
Annual Shareholder Report

Average Annual Total Returns for the Period Ended 11/30/2017
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	4.87%	4.01%	4.65%
Class B Shares	4.57%	4.06%	4.62%
Class C Shares	9.09%	4.39%	4.46%
Class F Shares	8.93%	4.99%	5.15%
Class R Shares[5]	10.69%	4.98%	5.09%
Institutional Shares[6]	11.20%	5.45%	5.35%
S&P 500	22.87%	15.74%	8.30%
Blended Index	9.94%	8.09%	6.82%
M30-50	10.23%	5.72%	4.59%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, a 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date; for Class F Shares, the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900) and a contingent deferred sales charge of 1.00% would be applied on any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, Blended Index and M30-50 have been adjusted to reflect reinvestment of dividends and distributions on securities in the indexes and average.
2	The S&P 500 and Blended Index are not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
3	The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The BBEMAI tracks total returns for external-currency-denominated debt instruments of the emerging markets. The BBHY2%ICI is an issuer-constrained version of the Bloomberg Barclays U.S. Corporate High-Yield Index that measures the market of USD-denominated, noninvestment-grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis. The BBMB covers agency mortgage-backed pass-through securities
Annual Shareholder Report

(both fixed-rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). The R1000V measures the performance of the large-cap value segment of the U.S. equity universe.
4	The Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
5	The Fund's R class commenced operations on June 28, 2013. For the period prior to the commencement of operations of the R class, the R class performance information shown is for the A class adjusted to reflect the expenses of the Fund's R class for each year for which the Fund's R class expenses would have exceeded the actual expenses paid by the Fund's A class. Additionally, the performance shown has been adjusted to reflect the absence of sales charges and to remove any voluntary waiver of Fund expenses related to the A class that may have occurred during the period prior to the commencement of operations of the R class.
6	The Fund's Institutional Shares commenced operations on March 30, 2012. For the period prior to the commencement of operations of the Institutional Shares, the performance information shown is for the Fund's A class. The performance of the A class has not been adjusted to reflect the expenses of the Institutional Shares, since the Institutional Shares have a lower expense ratio than the expenses of the A class. The performance of the A class has been adjusted to reflect the absence of sales charges and to remove any voluntary waiver of Fund expenses related to the A class that may have occurred during the period prior to the commencement of operations of the Institutional Shares.
Annual Shareholder Report

Portfolio of Investments Summary Tables (unaudited)
At November 30, 2017, the Fund's portfolio composition1 was as follows:
Security Type	Percentage of Total Net Assets
Domestic Equity Securities	40.3%
Domestic Fixed-Income Securities	30.8%
U.S. Government Agency Mortgage-Backed Securities	10.4%
International Equity Securities	7.0%
Foreign Governments/Agencies	4.6%
International Fixed-Income Securities	3.1%
Non-Agency Mortgage-Backed Securities	1.6%
Asset-Backed Securities	0.8%
U.S. Treasury	0.1%
Derivative Contracts[2,3]	0.0%
Other Security Type[3,4]	0.0%
Cash Equivalents[5]	1.7%
Other Assets and Liabilities—Net[6]	(0.4)%
TOTAL	100.0%
1	See the Fund's Prospectus for a description of the principal types of securities in which the Fund invests. As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, the affiliated investment company (other than an affiliated money market mutual fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.
2	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value, and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
3	Represents less than 0.1%.
4	Other Security Type consists of option contracts.
5	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
6	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

At November 30, 2017, the Fund's sector composition7 for its equity securities was as follows:
Sector Composition	Percentage of Equity Securities
Financials	19.9%
Information Technology	14.6%
Health Care	13.0%
Industrials	11.6%
Energy	8.5%
Consumer Discretionary	8.4%
Consumer Staples	7.1%
Real Estate	5.8%
Utilities	4.6%
Materials	4.0%
Telecommunication Services	2.5%
TOTAL	100.0%
7	Sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
Annual Shareholder Report

Portfolio of Investments
November 30, 2017
Shares, Principal Amount or Contracts		Value
	COMMON STOCKS—42.1%
	Consumer Discretionary—4.0%
129,799	CBS Corp., Class B	$7,276,532
67,055	Choice Hotels International, Inc.	5,263,817
66,368	D. R. Horton, Inc.	3,384,768
144,791	Ford Motor Co.	1,812,783
63,817	Goodyear Tire & Rubber Co.	2,065,756
51,832	Home Depot, Inc.	9,320,430
457,976	Honda Motor Co. Ltd., ADR	15,268,920
50,523	Lowe's Cos., Inc.	4,212,103
107,560	M.D.C. Holdings, Inc.	3,852,799
25,811	McDonald's Corp.	4,438,718
67,323	Melco Resorts & Entertainment, ADR	1,757,804
155,012	Pulte Group, Inc.	5,290,560
81,777	Time Warner, Inc.	7,483,413
	TOTAL	71,428,403
	Consumer Staples—3.3%
33,834	Altria Group, Inc.	2,294,960
73,503	CVS Health Corp.	5,630,330
315,923	Conagra Brands, Inc.	11,793,406
44,208	Costco Wholesale Corp.	8,153,281
251,039	Empire Co. Ltd. Class A	4,829,507
83,082	Smucker (J.M.) Co.	9,693,177
143,510	Wal-Mart Stores, Inc.	13,953,477
50,364	Walgreens Boots Alliance, Inc.	3,664,485
	TOTAL	60,012,623
	Energy—3.9%
130,363	BP PLC, ADR	5,223,645
45,426	ConocoPhillips	2,311,275
184,337	Devon Energy Corp.	7,102,505
382,173	ENI S.p.A, ADR	12,600,244
141,062	Exxon Mobil Corp.	11,749,054
58,388	Halliburton Co.	2,439,451
17,833	Pioneer Natural Resources, Inc.	2,782,661
151,421	Royal Dutch Shell PLC- ADR	9,709,114
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	COMMON STOCKS—continued
	Energy—continued
202,279	Total SA, ADR	$11,438,877
58,545	Valero Energy Corp.	5,012,623
	TOTAL	70,369,449
	Financials—8.4%
77,485	Aflac, Inc.	6,790,785
77,629	Allstate Corp.	7,969,393
522,565	Bank of America Corp.	14,720,656
188,343	Citigroup, Inc.	14,219,896
77,972	Comerica, Inc.	6,495,847
56,443	Discover Financial Services	3,984,876
118,455	East West Bancorp, Inc.	7,289,721
116,109	Hartford Financial Services Group, Inc.	6,669,301
137,698	JPMorgan Chase & Co.	14,392,195
127,808	Lazard Ltd., Class A	6,294,544
28,288	M & T Bank Corp.	4,779,258
268,605	Morgan Stanley	13,862,704
267,254	Old Republic International Corp.	5,604,316
90,038	PNC Financial Services Group	12,655,741
53,337	Progressive Corp. Ohio	2,836,462
43,517	Raymond James Financial, Inc.	3,842,551
162,077	Sun Life Financial Services of Canada	6,408,525
40,930	The Travelers Cos., Inc.	5,548,880
127,947	Zions Bancorporation	6,339,774
	TOTAL	150,705,425
	Health Care—4.1%
109,987	AbbVie, Inc.	10,659,940
42,693	Aetna, Inc.	7,692,425
42,107	Amgen, Inc.	7,396,515
83,838	Gilead Sciences, Inc.	6,269,405
310,148	GlaxoSmithKline PLC, ADR	10,873,789
110,225	Merck & Co., Inc.	6,092,136
260,745	Pfizer, Inc.	9,454,614
81,804	Quest Diagnostics, Inc.	8,054,422
35,116	UnitedHealth Group, Inc.	8,012,418
	TOTAL	74,505,664
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	COMMON STOCKS—continued
	Industrials—4.3%
137,394	Allison Transmission Holdings, Inc.	$5,638,650
62,135	Caterpillar, Inc.	8,770,355
189,531	Delta Air Lines, Inc.	10,029,981
106,644	Eaton Corp. PLC	8,294,770
17,131	Hubbell, Inc.	2,154,908
42,876	Ingersoll-Rand PLC	3,756,795
44,184	KAR Auction Services, Inc.	2,225,548
8,430	Lockheed Martin Corp.	2,690,182
47,630	Manpower Group, Inc.	6,139,507
205,388	Masco Corp.	8,813,199
66,800	Norfolk Southern Corp.	9,260,484
52,481	Triton International Ltd.	2,076,673
93,908	Waste Management, Inc.	7,723,933
	TOTAL	77,574,985
	Information Technology—6.9%
40,837	Apple, Inc.	7,017,839
160,157	Applied Materials, Inc.	8,451,485
170,777	Cisco Systems, Inc.	6,369,982
137,471	DXC Technology Co.	13,216,462
95,024	Harris Corp.	13,730,968
151,741	Hewlett Packard Enterprise Co.	2,116,787
146,256	Intel Corp.	6,558,119
179,611	Jabil, Inc.	5,181,777
64,176	KLA-Tencor Corp.	6,561,354
77,418	Lam Research Corp.	14,889,804
111,081	Maxim Integrated Products, Inc.	5,812,869
91,137	Motorola Solutions, Inc.	8,576,903
203,897	Texas Instruments, Inc.	19,837,139
199,626	Xerox Corp.	5,920,907
	TOTAL	124,242,395
	Materials—1.9%
50,109	Albemarle Corp.	6,730,641
221,062	CRH PLC, ADR	7,662,009
511,577	Lundin Mining Corp.	2,981,870
95,070	Nucor Corp.	5,466,525
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	COMMON STOCKS—continued
	Materials—continued
234,907	Rio Tinto PLC, ADR	$11,252,045
	TOTAL	34,093,090
	Real Estate—1.9%
11,011	Coresite Realty Corp., REIT	1,249,528
100,007	DCT Industrial Trust, Inc.	6,014,421
50,804	Digital Realty Trust, Inc.	5,928,827
98,182	Duke Realty Corp.	2,761,860
9,247	Equinix, Inc.	4,295,139
127,171	Invitation Homes, Inc.	2,994,877
26,581	Simon Property Group, Inc.	4,299,477
69,701	Sun Communities, Inc.	6,486,375
	TOTAL	34,030,504
	Telecommunication Services—1.2%
382,976	AT&T, Inc.	13,932,667
46,777	Verizon Communications, Inc.	2,380,482
152,090	Vodafone Group PLC-SP ADR	4,681,330
	TOTAL	20,994,479
	Utilities—2.2%
54,807	American Electric Power Co., Inc.	4,254,668
32,325	DTE Energy Co.	3,735,800
49,586	Dominion Energy, Inc.	4,171,670
53,570	Duke Energy Corp.	4,777,373
65,734	Exelon Corp.	2,741,765
25,280	NextEra Energy, Inc.	3,995,251
70,050	Public Service Enterprises Group, Inc.	3,716,853
26,868	Sempra Energy	3,250,759
65,651	Southern Co.	3,361,331
91,545	Xcel Energy, Inc.	4,724,638
	TOTAL	38,730,108
	TOTAL COMMON STOCKS (IDENTIFIED COST $643,429,277)	756,687,125
	CORPORATE BONDS—4.9%
	Basic Industry - Chemicals—0.0%
$350,000	Albemarle Corp., 4.150%, 12/01/2024	370,418
	Basic Industry - Metals & Mining—0.0%
475,000	Worthington Industries, Inc., Sr. Unsecd. Note, 4.550%, 04/15/2026	494,270
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	CORPORATE BONDS—continued
	Basic Industry - Paper—0.0%
$20,000	Westvaco Corp., Sr. Deb., 7.500%, 06/15/2027	$20,444
	Capital Goods - Aerospace & Defense—0.1%
450,000	Airbus Group SE, Sr. Unsecd. Note, Series 144A, 3.150%, 04/10/2027	451,666
320,000	Huntington Ingalls Industries, Sr. Unsecd. Note, Series 144A, 3.483%, 12/01/2027	320,122
1,000,000	Lockheed Martin Corp., Sr. Unsecd. Note, 2.900%, 03/01/2025	995,212
370,000	Northrop Grumman Corp., Sr. Unsecd. Note, 3.250%, 01/15/2028	370,832
	TOTAL	2,137,832
	Capital Goods - Building Materials—0.0%
100,000	Allegion US Holdings Co., Sr. Unsecd. Note, 3.200%, 10/01/2024	99,784
180,000	Allegion US Holdings Co., Sr. Unsecd. Note, 3.550%, 10/01/2027	179,402
	TOTAL	279,186
	Capital Goods - Construction Machinery—0.0%
240,000	CNH Industrial NV, Sr. Unsecd. Note, Series MTN, 3.850%, 11/15/2027	238,840
	Capital Goods - Diversified Manufacturing—0.0%
500,000	Parker-Hannifin Corp., Sr. Unsecd. Note, Series 144A, 3.250%, 03/01/2027	503,477
	Communications - Cable & Satellite—0.1%
530,000	Comcast Corp., Sr. Unsecd. Note, 2.750%, 03/01/2023	531,404
400,000	Comcast Corp., Sr. Unsecd. Note, 3.150%, 02/15/2028	395,620
400,000	Comcast Corp., Sr. Unsecd. Note, 3.300%, 02/01/2027	403,280
475,000	Time Warner Cable, Inc., Company Guarantee, 5.500%, 09/01/2041	496,678
	TOTAL	1,826,982
	Communications - Media & Entertainment—0.1%
400,000	CBS Corp., 4.900%, 08/15/2044	411,168
550,000	Discovery Communications, Sr. Unsecd. Note, 4.900%, 03/11/2026	583,440
550,000	Grupo Televisa S.A., Sr. Unsecd. Note, 5.000%, 05/13/2045	555,362
	TOTAL	1,549,970
	Communications - Telecom Wireless—0.0%
350,000	American Tower Corp., Sr. Unsecd. Note, 5.000%, 02/15/2024	384,755
400,000	Crown Castle International Corp., Sr. Unsecd. Note, 4.450%, 02/15/2026	419,526
	TOTAL	804,281
	Communications - Telecom Wirelines—0.2%
800,000	AT&T, Inc., Sr. Unsecd. Note, 3.400%, 05/15/2025	784,772
300,000	AT&T, Inc., Sr. Unsecd. Note, 4.250%, 03/01/2027	306,126
350,000	AT&T, Inc., Sr. Unsecd. Note, 5.150%, 03/15/2042	356,634
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	CORPORATE BONDS—continued
	Communications - Telecom Wirelines—continued
$400,000	AT&T, Inc., Sr. Unsecd. Note, 5.300%, 08/14/2058	$394,388
350,000	Telefonica Emisiones SAU, Sr. Unsecd. Note, 5.213%, 03/08/2047	385,804
856,000	Verizon Communications, Inc., Sr. Unsecd. Note, 5.012%, 04/15/2049	890,083
	TOTAL	3,117,807
	Communications Equipment—0.9%
28,218,000	Liberty Media Group, Conv. Bond, 3.500%, 01/15/2031	16,363,759
	Consumer Cyclical - Automotive—0.1%
400,000	Daimler Finance NA LLC, Sr. Unsecd. Note, Series 144A, 2.850%, 01/06/2022	401,641
350,000	Ford Motor Co., Sr. Unsecd. Note, 4.750%, 01/15/2043	347,673
300,000	General Motors Co., Sr. Unsecd. Note, 5.200%, 04/01/2045	308,105
400,000	Nissan Motor Acceptance Corp., Sr. Unsecd. Note, Series 144A, 2.250%, 01/13/2020	399,435
	TOTAL	1,456,854
	Consumer Cyclical - Retailers—0.1%
370,000	AutoZone, Inc., Sr. Unsecd. Note, 3.750%, 06/01/2027	373,064
797,000	CVS Health Corp., Sr. Unsecd. Note, 3.875%, 07/20/2025	816,418
280,000	Dollar General Corp., Sr. Unsecd. Note, 3.875%, 04/15/2027	290,888
	TOTAL	1,480,370
	Consumer Cyclical - Services—0.1%
400,000	Alibaba Group Holding Lt, Sr. Unsecd. Note, 3.600%, 11/28/2024	411,721
80,000	Visa, Inc., Sr. Unsecd. Note, 2.750%, 09/15/2027	78,567
400,000	Visa, Inc., Sr. Unsecd. Note, 2.800%, 12/14/2022	404,785
	TOTAL	895,073
	Consumer Non-Cyclical - Food/Beverage—0.2%
480,000	Danone SA, Sr. Unsecd. Note, Series 144A, 2.947%, 11/02/2026	464,584
400,000	Grupo Bimbo SAB de CV, Sr. Unsecd. Note, Series 144A, 3.875%, 06/27/2024	415,005
180,000	Heineken NV, Sr. Unsecd. Note, Series 144A, 3.500%, 01/29/2028	183,877
150,000	Kraft Heinz Foods Co., Sr. Unsecd. Note, 3.000%, 06/01/2026	143,624
130,000	Kraft Heinz Foods Co., Sr. Unsecd. Note, 4.375%, 06/01/2046	125,824
300,000	Molson Coors Brewing Co., Sr. Unsecd. Note, 3.000%, 07/15/2026	291,521
345,000	Mondelez International Holdings Netherlands BV, Sr. Unsecd. Note, Series 144A, 2.000%, 10/28/2021	335,786
700,000	PepsiCo, Inc., 2.750%, 04/30/2025	692,675
200,000	Smithfield Foods, Inc., Sr. Unsecd. Note, Series 144A, 2.650%, 10/03/2021	198,508
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	CORPORATE BONDS—continued
	Consumer Non-Cyclical - Food/Beverage—continued
$100,000	Smithfield Foods, Inc., Sr. Unsecd. Note, Series 144A, 4.250%, 02/01/2027	$103,026
95,000	Tyson Foods, Inc., Sr. Unsecd. Note, 3.550%, 06/02/2027	96,545
	TOTAL	3,050,975
	Consumer Non-Cyclical - Health Care—0.1%
500,000	Agilent Technologies, Inc., Sr. Unsecd. Note, 3.875%, 07/15/2023	520,449
400,000	Becton Dickinson & Co., Sr. Unsecd. Note, 4.669%, 06/06/2047	421,706
250,000	Medtronic Global Holdings, Sr. Unsecd. Note, 3.350%, 04/01/2027	255,332
	TOTAL	1,197,487
	Consumer Non-Cyclical - Pharmaceuticals—0.1%
250,000	Abbott Laboratories, Sr. Unsecd. Note, 3.750%, 11/30/2026	255,330
250,000	Abbott Laboratories, Sr. Unsecd. Note, 4.900%, 11/30/2046	280,375
375,000	AstraZeneca PLC, Sr. Unsecd. Note, 2.375%, 06/12/2022	369,872
400,000	Celgene Corp., Sr. Unsecd. Note, 4.350%, 11/15/2047	405,690
500,000	Teva Pharmaceutical Finance III BV, Sr. Unsecd. Note, 3.150%, 10/01/2026	417,822
	TOTAL	1,729,089
	Consumer Non-Cyclical - Products—0.0%
270,000	Reckitt Benckiser Treasury Services PLC, Sr. Unsecd. Note, Series 144A, 3.000%, 06/26/2027	264,131
	Consumer Non-Cyclical - Supermarkets—0.0%
400,000	Kroger Co., Sr. Unsecd. Note, 4.450%, 02/01/2047	387,085
	Consumer Non-Cyclical - Tobacco—0.0%
570,000	Reynolds American, Inc., Sr. Unsecd. Note, 7.000%, 08/04/2041	765,278
	Energy - Independent—0.1%
240,000	Anadarko Petroleum Corp., Sr. Unsecd. Note, 5.550%, 03/15/2026	267,224
550,000	Canadian Natural Resources Ltd., Sr. Unsecd. Note, 3.800%, 04/15/2024	566,821
550,000	EOG Resources, Inc., Sr. Unsecd. Note, 4.150%, 01/15/2026	582,095
550,000	Marathon Oil Corp., Sr. Unsecd. Note, 3.850%, 06/01/2025	556,151
	TOTAL	1,972,291
	Energy - Integrated—0.1%
500,000	BP Capital Markets PLC, Company Guarantee, 3.561%, 11/01/2021	520,584
185,000	BP Capital Markets PLC, Sr. Unsecd. Note, 3.279%, 09/19/2027	185,762
500,000	Petroleos Mexicanos, Sr. Unsecd. Note, 6.375%, 01/23/2045	511,250
255,000	Shell International Finance B.V., Sr. Unsecd. Note, 2.875%, 05/10/2026	251,498
Annual Shareholder Report

Shares, Principal Amount or Contracts			Value
		CORPORATE BONDS—continued
		Energy - Integrated—continued
$205,000		Shell International Finance B.V., Sr. Unsecd. Note, 4.000%, 05/10/2046	$210,178
		TOTAL	1,679,272
		Energy - Midstream—0.2%
110,000		Andeavor Logistics LP, Sr. Unsecd. Note, 4.250%, 12/01/2027	109,984
305,000		Energy Transfer Partners, Sr. Unsecd. Note, 4.050%, 03/15/2025	305,768
470,000		Enterprise Products Operating, Sr. Unsecd. Note, 3.950%, 02/15/2027	488,642
250,000		Kinder Morgan, Inc., 5.050%, 02/15/2046	252,979
435,000		MPLX LP, Sr. Unsecd. Note, 4.125%, 03/01/2027	442,808
400,000		ONEOK, Inc., Sr Unsecured Note, Series 0, 4.950%, 07/13/2047	404,518
230,000		TC Pipelines, LP, Sr. Unsecd. Note, 3.900%, 05/25/2027	230,599
500,000		Williams Partners LP, Sr. Unsecd. Note, 3.900%, 01/15/2025	510,028
		TOTAL	2,745,326
		Energy - Oil Field Services—0.0%
550,000		Schlumberger Holdings Corp., Sr. Unsecd. Note, Series 144A, 4.000%, 12/21/2025	574,771
		Energy - Refining—0.1%
500,000		HollyFrontier Corp., Sr. Unsecd. Note, 5.875%, 04/01/2026	555,599
500,000		Valero Energy Corp., Sr. Unsecd. Note, 6.625%, 06/15/2037	643,483
		TOTAL	1,199,082
		Financial Institution - Banking—0.8%
675,000		American Express Credit Corp., Sr. Unsecd. Note, Series MTN, 2.250%, 05/05/2021	670,906
390,000		BB&T Corp., Sr. Unsecd. Note, Series MTN, 2.750%, 04/01/2022	392,803
1,000,000		Bank of America Corp., Sub. Note, Series MTN, 4.000%, 01/22/2025	1,033,722
400,000	[1]	Bank of New York Mellon Corp., Sr. Unsecd. Note, Series MTN, 2.661%, (3-month USLIBOR +0.634%) 05/16/2023	399,515
1,000,000		Citigroup, Inc., Sr. Unsecd. Note, 2.700%, 03/30/2021	1,004,842
800,000		Citigroup, Inc., Sr. Unsecd. Note, 3.200%, 10/21/2026	788,746
730,000		Citizens Bank NA, Sr. Unsecd. Note, Series BKNT, 2.500%, 03/14/2019	732,592
500,000		Compass Bank, Birmingham, Sub. Note, Series BKNT, 3.875%, 04/10/2025	500,830
1,000,000	[1]	Goldman Sachs Group, Inc., Sr. Unsecd. Note, 3.691%, (3-month USLIBOR +1.510%) 06/05/2028	1,010,148
1,000,000		HSBC Holdings PLC, Sr. Unsecd. Note, 3.900%, 05/25/2026	1,034,947
540,000		Huntington Bancshares, Inc., Sr. Unsecd. Note, 3.150%, 03/14/2021	549,453
1,600,000	[1]	JPMorgan Chase & Co., Sr. Unsecd. Note, 3.782%, (3-month USLIBOR +1.337%) 02/01/2028	1,648,225
Annual Shareholder Report

Shares, Principal Amount or Contracts			Value
		CORPORATE BONDS—continued
		Financial Institution - Banking—continued
$400,000		Manufacturers & Traders Trust Co., Sr. Unsecd. Note, Series BKNT, 2.500%, 05/18/2022	$398,795
450,000		Merrill Lynch & Co., Inc., Sub. Note, 7.750%, 05/14/2038	666,395
950,000		Morgan Stanley, Sr. Unsecd. Note, Series MTN, 6.250%, 08/09/2026	1,135,046
750,000		Morgan Stanley, Sub. Note, Series MTN, 4.100%, 05/22/2023	784,077
490,000		Regions Financial Corp., Sr. Unsecd. Note, 3.200%, 02/08/2021	499,372
800,000		SunTrust Bank, Inc., Sr. Unsecd. Note, 2.900%, 03/03/2021	809,676
850,000		Wells Fargo & Co., Sr. Unsecd. Note, 3.000%, 10/23/2026	830,527
		TOTAL	14,890,617
		Financial Institution - Broker/Asset Mgr/Exchange—0.1%
505,000		Jefferies Group LLC, Sr. Unsecd. Note, 6.500%, 01/20/2043	579,595
500,000		Stifel Financial Corp., Sr. Unsecd. Note, 3.500%, 12/01/2020	507,439
400,000		TD Ameritrade Holding Corp., Sr. Unsecd. Note, 3.300%, 04/01/2027	404,022
		TOTAL	1,491,056
		Financial Institution - Finance Companies—0.1%
400,000		Discover Financial Services, Sr. Unsecd. Note, 4.100%, 02/09/2027	408,669
500,000		GE Capital International, Sr. Unsecd. Note, 2.342%, 11/15/2020	498,652
500,000		GE Capital International, Sr. Unsecd. Note, 3.373%, 11/15/2025	508,304
		TOTAL	1,415,625
		Financial Institution - Insurance - Life—0.2%
900,000		Aflac, Inc., Sr. Unsecd. Note, 3.625%, 06/15/2023	937,763
350,000		American International Group, Inc., Sr. Unsecd. Note, 4.375%, 01/15/2055	347,108
450,000		Lincoln National Corp., Sr. Unsecd. Note, 4.200%, 03/15/2022	475,357
1,000,000		MET Life Global Funding I, Series 144A, 3.875%, 4/11/2022	1,049,462
200,000		Massachusetts Mutual Life, Sub. Note, Series 144A, 4.900%, 04/01/2077	223,263
340,000	[1]	Pacific Life Insurance Co., Sub. Note, Series 144A, 4.30%, (3-month USLIBOR) 10/24/2067	338,514
350,000		Prudential Financial, Inc., Sr. Unsecd. Note, Series MTN, 4.600%, 05/15/2044	390,280
		TOTAL	3,761,747
		Financial Institution - Insurance - P&C—0.1%
400,000		CNA Financial Corp., Sr. Unsecd. Note, 4.500%, 03/01/2026	427,275
400,000		Liberty Mutual Group, Inc., Sr. Unsecd. Note, Series 144A, 4.250%, 06/15/2023	423,099
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	CORPORATE BONDS—continued
	Financial Institution - Insurance - P&C—continued
$250,000	Nationwide Mutual Insurance Co., Sub. Note, Series 144A, 9.375%, 08/15/2039	$416,354
	TOTAL	1,266,728
	Financial Institution - REIT - Apartment—0.1%
395,000	Avalonbay Communities, Inc., Sr. Unsecd. Note, Series MTN, 3.350%, 05/15/2027	397,424
450,000	Mid-America Apartment Communities LP, Sr. Unsecd. Note, 3.750%, 06/15/2024	461,887
20,000	Post Apartment Homes LP, Sr. Unsecd. Note, 3.375%, 12/01/2022	20,318
450,000	UDR, Inc., 3.750%, 07/01/2024	462,919
	TOTAL	1,342,548
	Financial Institution - REIT - Healthcare—0.1%
800,000	Health Care REIT, Inc., Sr. Unsecd. Note, 4.950%, 01/15/2021	854,286
400,000	Healthcare Trust of America, Sr. Unsecd. Note, 3.750%, 07/01/2027	398,253
200,000	Physicians Realty Trust, Sr. Unsecd. Note, 3.950%, 01/15/2028	198,605
200,000	Physicians Realty Trust, Sr. Unsecd. Note, 4.300%, 03/15/2027	203,564
	TOTAL	1,654,708
	Financial Institution - REIT - Office—0.0%
400,000	Alexandria Real Estate Equities, Inc., Sr. Unsecd. Note, 3.900%, 06/15/2023	413,262
	Financial Institution - REIT - Retail—0.0%
20,000	Equity One, Inc., Sr. Unsecd. Note, 3.750%, 11/15/2022	20,535
390,000	Kimco Realty Corp., Sr. Unsecd. Note, 3.800%, 04/01/2027	393,114
	TOTAL	413,649
	Technology—0.2%
1,500,000	Apple, Inc., Sr. Unsecd. Note, 2.500%, 02/09/2022	1,506,455
400,000	Apple, Inc., Sr. Unsecd. Note, 2.900%, 09/12/2027	395,311
130,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., Term Loan-1st Lien, Series 144A, 4.420%, 06/15/2021	135,793
500,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., Term Loan-1st Lien, Series 144A, 6.020%, 06/15/2026	550,156
250,000	Equifax, Inc., Sr. Unsecd. Note, 2.300%, 06/01/2021	242,778
300,000	Microsoft Corporation, Sr. Unsecd. Note, 2.400%, 08/08/2026	289,313
400,000	Oracle Corp., Sr. Unsecd. Note, 3.250%, 11/15/2027	405,521
300,000	Qualcomm, Inc., Sr. Unsecd. Note, 2.100%, 05/20/2020	297,766
155,000	Total System Services, Inc., Sr. Unsecd. Note, 4.800%, 04/01/2026	168,298
	TOTAL	3,991,391
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	CORPORATE BONDS—continued
	Transportation - Railroads—0.1%
$400,000	Burlington Northern Santa Fe Corp., Sr. Unsecd. Note, 3.000%, 04/01/2025	$403,331
423,000	Kansas City Southern Industries, Inc., Sr. Unsecd. Note, 3.850%, 11/15/2023	431,365
	TOTAL	834,696
	Transportation - Services—0.1%
420,000	Enterprise Rent-A-Car USA Finance Co., Sr. Unsecd. Note, Series 144A, 4.500%, 02/15/2045	419,148
550,000	Penske Truck Leasing Co. LP & PTL Finance Corp., Sr. Unsecd. Note, Series 144A, 3.375%, 02/01/2022	561,430
340,000	Ryder System, Inc., Sr. Unsecd. Note, Series MTN, 2.800%, 03/01/2022	340,344
	TOTAL	1,320,922
	Utility - Electric—0.4%
800,000	Berkshire Hathaway Energy Co., Sr. Unsecd. Note, 3.750%, 11/15/2023	837,679
400,000	EDP Finance BV, Sr Unsecured Note, Series 144A, 3.625%, 07/15/2024	403,394
800,000	Electricite de France SA, Jr. Sub. Note, Series 144A, 5.625%, 12/29/2049	831,800
700,000	Enel Finance International SA, Company Guarantee, Series 144A, 6.000%, 10/07/2039	851,667
590,000	Exelon Corp., Sr. Unsecd. Note, 3.400%, 04/15/2026	593,184
490,000	Fortis, Inc., Sr. Unsecd. Note, 3.055%, 10/04/2026	473,646
230,000	National Rural Utilities, Sr. Unsecd. Note, 2.950%, 02/07/2024	231,981
1,000,000	NextEra Energy Capital Holdings, Inc., Sr. Unsecd. Note, 3.625%, 06/15/2023	1,033,686
130,000	NiSource Finance Corp., Sr. Unsecd. Note, 4.375%, 05/15/2047	139,369
150,000	Northeast Utilities, Sr. Unsecd. Note, Series H, 3.150%, 01/15/2025	150,947
700,000	PPL Capital Funding, Inc., Sr. Unsecd. Note, 3.100%, 05/15/2026	688,124
700,000	Southern Co., Sr. Unsecd. Note, 3.250%, 07/01/2026	690,319
280,000	Virginia Electric & Power, Sr. Unsecd. Note, Series A, 3.500%, 03/15/2027	289,726
	TOTAL	7,215,522
	Utility - Natural Gas—0.0%
400,000	Atmos Energy Corp., Sr. Unsecd. Note, 3.000%, 06/15/2027	398,835
250,000	Southern Natural Gas, Sr. Unsecd. Note, Series 144A, 4.800%, 03/15/2047	272,025
	TOTAL	670,860
	TOTAL CORPORATE BONDS (IDENTIFIED COST $85,403,157)	87,787,681
Annual Shareholder Report

Shares, Principal Amount or Contracts			Value
		COMMERCIAL MORTGAGE-BACKED SECURITIES—0.4%
		Financials—0.4%
$2,225,000		Federal Home Loan Mortgage Corp., K054, Class A2, 2.745%, 01/25/2026	$2,201,785
2,500,000		Federal Home Loan Mortgage Corp., K055, Class A2, 2.673%, 03/25/2026	2,465,009
2,770,000		FREMF Mortgage Trust 2015-K49, Class B, 3.848%, 10/25/2048	2,798,368
		TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $7,437,302)	7,465,162
		PREFERRED STOCKS—5.1%
		Energy—0.1%
37,000		Hess Corp., Conv. Pfd., 8.000%, 02/01/2019, Annual Dividend $4.00	2,092,350
		Financials—1.0%
4,362		Bank of America Corp., Series L, Pfd., 7.250%, 12/31/2049, Annual Dividend $72.50	5,749,116
141,477		New York Community Cap Trust V, Conv. Pfd., 6.000%, 11/01/2051, Annual Dividend $3.00	7,102,145
4,275		Wells Fargo Co., Series L, Pfd., 7.500%, 12/31/2049, Annual Dividend $75.00	5,732,775
		TOTAL	18,584,036
		Health Care—2.0%
19,987		Allergan PLC, Conv. Pfd., 5.500%, 03/01/2018, Annual Dividend $55.00	12,438,110
226,386		Anthem, Inc., Conv. Pfd., 5.250%, 05/01/2018, Annual Dividend $2.63	13,069,264
174,306		Becton Dickinson and Co., Conv. Pfd., 6.125%, 05/01/2020, Annual Dividend $3.06	10,576,888
		TOTAL	36,084,262
		Industrials—1.2%
210,000	[2]	Rexnord Corp., Conv. Pfd., 5.750%, 11/15/2019, Annual Dividend $2.88	11,907,000
75,000		Stanley Black & Decker, Inc., Conv. Pfd., 5.375%, 05/15/2020, Annual Dividend $5.36	9,187,500
		TOTAL	21,094,500
		Real Estate—0.8%
98,725		American Tower Corp., Conv. Pfd., 5.500%, 02/15/2018, Annual Dividend $5.50	12,454,159
2,100	[2]	Crown Castle International, Conv. Pfd., 6.875%, 08/01/2020, Annual Dividend $68.75	2,429,259
		TOTAL	14,883,418
		TOTAL PREFERRED STOCKS (IDENTIFIED COST $90,035,389)	92,738,566
Annual Shareholder Report

Shares, Principal Amount or Contracts			Value
		COLLATERALIZED MORTGAGE OBLIGATIONS—1.2%
$2,975,000		Banc of America Commercial Mortgage Trust 2016-UBS10, Class A4, 3.170%, 07/15/2049	$2,995,221
2,600,000		CD Commercial Mortgage Trust 2016-CD1, Class A4, 2.724%, 08/10/2049	2,520,757
400,000		CD Commercial Mortgage Trust 2016-CD4, Class A4, 3.514%, 05/10/2050	413,968
3,155,000		Commercial Mortgage Trust 2014-LC15, Class A4, 4.006%, 04/10/2047	3,341,109
2,000,000		Commercial Mortgage Trust 2015-DC1, Class AM, 3.724%, 02/10/2048	2,041,778
1,000,000		Deutsche Bank Commercial Mortgage Trust 2016-C1, Class A4, 3.276%, 05/10/2049	1,014,235
2,000,000		Deutsche Bank Commercial Mortgage Trust 2016-C3, Class A5, 2.890%, 09/10/2049	1,960,303
1,400,000		Federal Home Loan Mortgage Corp. REMIC K060, Class A2, 3.271%, 10/25/2026	1,447,017
2,000,000		Federal National Mortgage Association REMIC 2016-M11, Class A2, 2.369%, 07/25/2026	1,922,265
2,000,000		JPMDB Commercial Mortgage Securities Trust 2016-C4, Class A3, 3.141%, 12/15/2049	2,000,819
550,000		JPMDB Commercial Mortgage Securities Trust 2017-C5, Class A5, 3.694%, 03/15/2050	572,002
2,000,000		Morgan Stanley Capital I Trust 2016-UB12, Class A4, 3.351%, 12/15/2049	2,066,161
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $22,878,536)	22,295,635
		PURCHASED CALL OPTION—0.0%
5,000		Macy's, Inc., Notional Amount $11,900,000, Exercise Price $37.50, Expiration Date 1/19/2018 (IDENTIFIED COST $1,068,750)	20,000
		PURCHASED PUT OPTION—0.0%
3,000		SPDR S&P 500 ETF Trust, Notional Amount $79,503,000, Exercise Price $250.00, Expiration Date 12/15/2017 (IDENTIFIED COST $743,970)	63,000
		WARRANT—0.0%
		Materials—0.0%
4,803	[3]	Hercules, Inc., 03/31/2029 (IDENTIFIED COST $0)	242,502
	[4]	INVESTMENT COMPANIES—46.3%
24,128,797		Emerging Markets Core Fund	245,389,863
21,018,517		Federated Mortgage Core Portfolio	205,771,282
Annual Shareholder Report

Shares, Principal Amount or Contracts			Value
	[4]	INVESTMENT COMPANIES—continued
59,479,413		High Yield Bond Portfolio	$381,263,038
		TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $840,048,156)	832,424,183
		TOTAL INVESTMENT IN SECURITIES—100.0% (IDENTIFIED COST $1,691,044,537)[5]	1,799,723,854
		OTHER ASSETS AND LIABILITIES - NET—0.0%[6]	(510,789)
		TOTAL NET ASSETS—100%	$1,799,213,065
At November 30, 2017, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Value and Unrealized Appreciation (Depreciation)
[3]United States Treasury Note 5-Year Long Futures	220	$25,595,625	March 2018	$(79,557)
[3]United States Treasury Note 10-Year Ultra Long Futures	270	$35,956,406	March 2018	$(226,032)
[3]United States Treasury Ultra Bond Long Futures	78	$12,860,250	March 2018	$(159,213)
[3]United States Treasury Note 2-Year Short Futures	450	$96,482,813	March 2018	$35,540
[3]United States Treasury Note 10-Year Short Futures	229	$28,406,734	March 2018	$153,859
NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS				$(275,403)
At November 30, 2017, the Fund had the following outstanding written options contracts:
Description	Contracts	Notional Amount	Expiration Date	Exercise Price	Value
3SPDR S&P 500 ETF Trust, (Put Option)	3,000	$79,503,000	December 2017	$230.00	$(19,500)
(PREMIUMS RECEIVED $189,026)					$(19,500)
Net Unrealized Appreciation (Depreciation) on Futures Contracts and Written Options Contracts is included in “Other Assets and Liabilities—Net.”
1	Floating/variable note with current rate and current maturity or next reset date shown.
2	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or availing of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At November 30, 2017, these restricted securities amounted to $14,336,259, which represented 0.8% of total net assets.
3	Non-income-producing security.
Annual Shareholder Report

4	Affiliated holdings.
Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the year ended November 30, 2017, were as follows:
Affiliates	Balance of Shares Held 11/30/2016	Purchases/ Additions	Sales/ Reductions
Emerging Markets Core Fund	29,876,576	611,440	(6,359,219)
Federated Mortgage Core Portfolio	29,249,185	—	(8,230,668)
Federated Institutional Prime Value Obligations Fund, Institutional Shares	—	443,300,800	(443,300,800)
High Yield Bond Portfolio	78,059,468	—	(18,580,055)
TOTAL OF AFFILIATED TRANSACTIONS	137,185,229	443,912,240	(476,470,742)
Annual Shareholder Report

Balance of Shares Held 11/30/2017	Value	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain/ (Loss)	Dividend Income	Gain Distributions Received
24,128,797	$245,389,863	$4,197,186	$3,913,322	$15,203,139	$2,404,816
21,018,517	$205,771,282	$(232,546)	$(615,658)	$6,698,913	$—
—	$—	$—	$1,588	$96,445	$—
59,479,413	$381,263,038	$7,794,928	$5,477,038	$26,085,645	$—
104,626,727	$832,424,183	$11,759,568	$8,776,290	$48,084,142	$2,404,816
5	The cost of investments for federal tax purposes amounts to $1,686,429,969.
6	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2017.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report

The following is a summary of the inputs used, as of November 30, 2017, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Corporate Bonds	$—	$87,787,681	$—	$87,787,681
Commercial Mortgage-Backed Securities	—	7,465,162	—	7,465,162
Collateralized Mortgage Obligations	—	22,295,635	—	22,295,635
Equity Securities:
Common Stocks
Domestic	631,576,664	—	—	631,576,664
International	125,110,461	—	—	125,110,461
Preferred Stocks
Domestic	92,738,566	—	—	92,738,566
Purchased Call Option	20,000	—	—	20,000
Purchased Put Option	63,000	—	—	63,000
Warrant	—	242,502	—	242,502
Investment Companies[1]	—	—	—	832,424,183
TOTAL SECURITIES	$849,508,691	$117,790,980	$—	$1,799,723,854
Other Financial Instruments
Assets
Futures Contracts	$189,399	$—	$—	$189,399
Written Option Contracts	—	—	—	—
Liabilities
Futures Contracts	$(464,802)	$—	$—	$(464,802)
Written Option Contracts	—	(19,500)	—	(19,500)
TOTAL OTHER FINANCIAL INSTRUMENTS	$(275,403)	$(19,500)	$—	$(294,903)
1	As permitted by U.S. generally accepted accounting principles (GAAP), Investment Companies valued at $832,424,183 are measured at fair value using the net asset value (NAV) per share practical expedient and have not been categorized in the chart above but are included in the Total column. The price of shares redeemed in Emerging Markets Core Fund, Federated Mortgage Core Portfolio and High Yield Bond Portfolio is the next determined NAV after receipt of a shareholder redemption request.
Annual Shareholder Report

The following acronyms are used throughout this portfolio:
ADR	—American Depositary Receipt
BKNT	—Bank Notes
ETF	—Exchange-Traded Fund
FREMF	—Freddie Mac Multifamily K-Deals
LIBOR	—London Interbank Offered Rate
MTN	—Medium Term Note
REIT	—Real Estate Investment Trust
REMIC	—Real Estate Mortgage Investment Conduit
SPDR	—Standard & Poor's Depositary Receipt
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$7.61	$7.69	$8.58	$8.60	$8.08
Income From Investment Operations:
Net investment income	0.30[1]	0.32[1]	0.44[1]	0.52[1]	0.47[1]
Net realized and unrealized gain (loss) on investments, futures contracts, written options, swap contracts, foreign exchange contracts and foreign currency transactions	0.52	(0.04)	(0.94)	(0.03)	0.51
TOTAL FROM INVESTMENT OPERATIONS	0.82	0.28	(0.50)	0.49	0.98
Less Distributions:
Distributions from net investment income	(0.32)	(0.36)	(0.39)	(0.51)	(0.46)
Net Asset Value, End of Period	$8.11	$7.61	$7.69	$8.58	$8.60
Total Return[2]	10.94%	3.82%	(6.01)%	5.78%	12.50%
Ratios to Average Net Assets:
Net expenses	0.88%	0.89%[3]	0.90%[3]	0.89%	0.90%
Net investment income	3.80%	4.32%	5.42%	5.94%	5.64%
Expense waiver/reimbursement[4]	0.16%	0.16%	0.16%	0.17%	0.29%
Supplemental Data:
Net assets, end of period (000 omitted)	$614,835	$824,013	$1,005,246	$1,055,328	$497,631
Portfolio turnover	51%	71%	89%	41%	35%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.89% and 0.90% for the years ended November 30, 2016 and 2015, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$7.63	$7.71	$8.59	$8.62	$8.10
Income From Investment Operations:
Net investment income	0.24[1]	0.26[1]	0.38[1]	0.45[1]	0.41[1]
Net realized and unrealized gain (loss) on investments, futures contracts, written options, swap contracts, foreign exchange contracts and foreign currency transactions	0.52	(0.04)	(0.94)	(0.03)	0.51
TOTAL FROM INVESTMENT OPERATIONS	0.76	0.22	(0.56)	0.42	0.92
Less Distributions:
Distributions from net investment income	(0.26)	(0.30)	(0.32)	(0.45)	(0.40)
Net Asset Value, End of Period	$8.13	$7.63	$7.71	$8.59	$8.62
Total Return[2]	10.07%	3.02%	(6.60)%	4.87%	11.65%
Ratios to Average Net Assets:
Net expenses	1.64%	1.65%[3]	1.66%[3]	1.64%	1.65%
Net investment income	3.04%	3.55%	4.66%	5.19%	4.89%
Expense waiver/reimbursement[4]	0.18%	0.18%	0.18%	0.20%	0.31%
Supplemental Data:
Net assets, end of period (000 omitted)	$88,136	$92,748	$93,803	$92,686	$59,919
Portfolio turnover	51%	71%	89%	41%	35%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.65% and 1.66% for the years ended November 30, 2016 and 2015, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$7.61	$7.69	$8.58	$8.60	$8.09
Income From Investment Operations:
Net investment income	0.24[1]	0.26[1]	0.38[1]	0.45[1]	0.41[1]
Net realized and unrealized gain (loss) on investments, futures contracts, written options, swap contracts, foreign exchange contracts and foreign currency transactions	0.52	(0.04)	(0.95)	(0.02)	0.50
TOTAL FROM INVESTMENT OPERATIONS	0.76	0.22	(0.57)	0.43	0.91
Less Distributions:
Distributions from net investment income	(0.26)	(0.30)	(0.32)	(0.45)	(0.40)
Net Asset Value, End of Period	$8.11	$7.61	$7.69	$8.58	$8.60
Total Return[2]	10.09%	3.03%	(6.72)%	5.02%	11.56%
Ratios to Average Net Assets:
Net expenses	1.64%[3]	1.65%[3]	1.66%[3]	1.64%	1.65%
Net investment income	3.04%	3.56%	4.66%	5.19%	4.89%
Expense waiver/reimbursement[4]	0.16%	0.16%	0.15%	0.17%	0.28%
Supplemental Data:
Net assets, end of period (000 omitted)	$599,819	$784,221	$989,215	$1,025,161	$333,452
Portfolio turnover	51%	71%	89%	41%	35%
1	Per share amounts have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.65% and 1.66% for the years ended November 30, 2016 and 2015, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class F Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$7.60	$7.69	$8.57	$8.59	$8.08
Income From Investment Operations:
Net investment income	0.30[1]	0.32[1]	0.44[1]	0.52[1]	0.47[1]
Net realized and unrealized gain (loss) on investments, futures contracts, written options, swap contracts, foreign exchange contracts and foreign currency transactions	0.53	(0.05)	(0.93)	(0.03)	0.50
TOTAL FROM INVESTMENT OPERATIONS	0.83	0.27	(0.49)	0.49	0.97
Less Distributions:
Distributions from net investment income	(0.32)	(0.36)	(0.39)	(0.51)	(0.46)
Net Asset Value, End of Period	$8.11	$7.60	$7.69	$8.57	$8.59
Total Return[2]	11.08%	3.67%	(5.91)%	5.78%	12.38%
Ratios to Average Net Assets:
Net expenses	0.89%	0.90%[3]	0.91%[3]	0.89%	0.89%
Net investment income	3.79%	4.30%	5.41%	5.95%	5.64%
Expense waiver/reimbursement[4]	0.16%	0.16%	0.16%	0.17%	0.29%
Supplemental Data:
Net assets, end of period (000 omitted)	$184,305	$197,858	$214,025	$211,873	$128,115
Portfolio turnover	51%	71%	89%	41%	35%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.90% and 0.91% for the years ended November 30, 2016 and 2015, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class R Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,				Period Ended 11/30/2013[1]
	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$7.62	$7.70	$8.58	$8.60	$8.01
Income From Investment Operations:
Net investment income	0.28[2]	0.30[2]	0.43[2]	0.47[2]	0.19[2]
Net realized and unrealized gain (loss) on investments, futures contracts, written options, swap contracts, foreign exchange contracts and foreign currency transactions	0.52	(0.04)	(0.93)	(0.00)[3]	0.58
TOTAL FROM INVESTMENT OPERATIONS	0.80	0.26	(0.50)	0.47	0.77
Less Distributions:
Distributions from net investment income	(0.30)	(0.34)	(0.38)	(0.49)	(0.18)
Net Asset Value, End of Period	$8.12	$7.62	$7.70	$8.58	$8.60
Total Return[4]	10.69%	3.54%	(6.01)%	5.59%	9.70%
Ratios to Average Net Assets:
Net expenses	1.09%	1.13%[5]	1.06%[5]	1.14%	1.14%[6]
Net investment income	3.60%	4.08%	5.39%	5.38%	5.28%[6]
Expense waiver/reimbursement[7]	0.35%	0.34%	0.34%	0.36%	0.73%[6]
Supplemental Data:
Net assets, end of period (000 omitted)	$1,123	$1,175	$1,455	$378	$0[8]
Portfolio turnover	51%	71%	89%	41%	35%[9]
1	Reflects operations for the period from June 25, 2013 (date of initial investment) to November 30, 2013.
2	Per share numbers have been calculated using the average shares method.
3	Represents less than $0.01.
4	Based on net asset value. Total returns for periods of less than one year are not annualized.
5	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.13% and 1.05% for the years ended November 30, 2016 and 2015, respectively, after taking into account these expense reductions.
6	Computed on an annualized basis.
7	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
8	Represents less than $1,000.
9	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended November 30, 2013.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$7.62	$7.70	$8.58	$8.61	$8.09
Income From Investment Operations:
Net investment income	0.32[1]	0.34[1]	0.46[1]	0.54[1]	0.49[1]
Net realized and unrealized gain (loss) on investments, futures contracts, written options, swap contracts, foreign exchange contracts and foreign currency transactions	0.52	(0.04)	(0.93)	(0.04)	0.51
TOTAL FROM INVESTMENT OPERATIONS	0.84	0.30	(0.47)	0.50	1.00
Less Distributions:
Distributions from net investment income	(0.34)	(0.38)	(0.41)	(0.53)	(0.48)
Net Asset Value, End of Period	$8.12	$7.62	$7.70	$8.58	$8.61
Total Return[2]	11.20%	4.07%	(5.66)%	5.92%	12.76%
Ratios to Average Net Assets:
Net expenses	0.63%	0.64%[3]	0.65%[3]	0.64%	0.65%
Net investment income	4.04%	4.57%	5.65%	6.19%	5.89%
Expense waiver/reimbursement[4]	0.17%	0.16%	0.17%	0.16%	0.27%
Supplemental Data:
Net assets, end of period (000 omitted)	$310,996	$302,660	$372,679	$472,785	$142,842
Portfolio turnover	51%	71%	89%	41%	35%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.64% and 0.65% for the years ended November 30, 2016 and 2015, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
November 30, 2017
Assets:
Investment in securities, at value including $832,424,183 of investment in affiliated holdings (identified cost $1,691,044,537)		$1,799,723,854
Restricted cash (Note 2)		518,968
Income receivable		8,290,606
Receivable for investments sold		11,959,430
Receivable for shares sold		641,594
TOTAL ASSETS		1,821,134,452
Liabilities:
Payable for investments purchased	$13,393,873
Payable for shares redeemed	4,581,366
Written options outstanding (premium $189,026), at value	19,500
Bank overdraft	2,272,464
Payable for daily variation margin on futures contracts	69,703
Income distribution payable	297,177
Payable to adviser (Note 5)	24,908
Payable for administrative fees (Note 5)	3,949
Payable for distribution services fee (Note 5)	424,476
Payable for other service fees (Notes 2 and 5)	288,833
Accrued expenses (Note 5)	545,138
TOTAL LIABILITIES		21,921,387
Net assets for 221,711,471 shares outstanding		$1,799,213,065
Net Assets Consist of:
Paid-in capital		$1,984,384,181
Net unrealized appreciation of investments, futures contracts, written options and translation of assets and liabilities in foreign currency		108,573,070
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions		(294,604,013)
Undistributed net investment income		859,827
TOTAL NET ASSETS		$1,799,213,065
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($614,834,573 ÷ 75,781,778 shares outstanding), no par value, unlimited shares authorized	$8.11
Offering price per share (100/94.50 of $8.11)	$8.58
Redemption proceeds per share	$8.11
Class B Shares:
Net asset value per share ($88,135,689 ÷ 10,839,745 shares outstanding), no par value, unlimited shares authorized	$8.13
Offering price per share	$8.13
Redemption proceeds per share (94.50/100 of $8.13)	$7.68
Class C Shares:
Net asset value per share ($599,818,937 ÷ 73,922,144 shares outstanding), no par value, unlimited shares authorized	$8.11
Offering price per share	$8.11
Redemption proceeds per share (99.00/100 of $8.11)	$8.03
Class F Shares:
Net asset value per share ($184,304,661 ÷ 22,736,021 shares outstanding), no par value, unlimited shares authorized	$8.11
Offering price per share (100/99.00 of $8.11)	$8.19
Redemption proceeds per share (99.00/100 of $8.11)	$8.03
Class R Shares:
Net asset value per share ($1,123,181 ÷ 138,273 shares outstanding), no par value, unlimited shares authorized	$8.12
Offering price per share	$8.12
Redemption proceeds per share	$8.12
Institutional Shares:
Net asset value per share ($310,996,024 ÷ 38,293,510 shares outstanding), no par value, unlimited shares authorized	$8.12
Offering price per share	$8.12
Redemption proceeds per share	$8.12
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended November 30, 2017
Investment Income:
Dividends (including $48,084,142 received from affiliated holdings, see footnotes to Portfolio of Investments and net of foreign taxes withheld of $409,982)			$87,821,550
Interest			5,584,023
TOTAL INCOME			93,405,573
Expenses:
Investment adviser fee (Note 5)		$11,962,992
Administrative fee (Note 5)		1,574,344
Custodian fees		102,507
Transfer agent fee (Note 2)		1,771,817
Directors'/Trustees' fees (Note 5)		19,249
Auditing fees		37,235
Legal fees		10,094
Portfolio accounting fees		229,097
Distribution services fee (Note 5)		5,799,092
Other service fees (Notes 2 and 5)		4,165,856
Share registration costs		108,537
Printing and postage		119,312
Miscellaneous (Note 5)		40,490
TOTAL EXPENSES		25,940,622
Waivers and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	(1,885,271)
Waiver/reimbursements of other operating expenses (Notes 2 and 5)	(1,336,835)
TOTAL WAIVERS AND REIMBURSEMENTS		$(3,222,106)
Net expenses			22,718,516
Net investment income			$70,687,057
Annual Shareholder Report

Statement of Operations–continued
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Foreign Exchange Contracts and Foreign Currency Transactions:
Net realized gain on investments (including net realized gain of $8,776,290 on sales of investments in affiliated holdings)	$16,210,914
Net realized loss on foreign currency and foreign currency related transactions	(18,598)
Net realized gain (loss) on foreign exchange contracts	(278,616)
Net realized gain on futures contracts	1,378,301
Net realized gain on written options	6,453,280
Realized gain distribution from affiliated investment company shares (Note 5)	2,404,816
Net change in unrealized appreciation of investments (including net change in unrealized depreciation of $11,759,568 on investments in affiliated holdings)	108,304,612
Net change in unrealized appreciation/depreciation of translation of assets and liabilities in foreign currency	5,015
Net change in unrealized depreciation of futures contracts	217,472
Net change in unrealized appreciation of written options	(2,496,882)
Net realized and unrealized gain on investments, futures contracts, written options, foreign exchange contracts and foreign currency transactions	132,180,314
Change in net assets resulting from operations	$202,867,371
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended November 30	2017	2016
Increase (Decrease) in Net Assets
Operations:
Net investment income	$70,687,057	$96,388,853
Net realized gain (loss) on investments, including allocation from affiliated partnership, futures contracts, written option transactions, swap contracts, foreign exchange contracts and foreign currency transactions	26,150,097	(116,902,103)
Net change in unrealized appreciation/depreciation of investments, futures contracts, written option transactions and foreign currency translation of assets and liabilities in foreign currency	106,030,217	98,503,447
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	202,867,371	77,990,197
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(27,939,021)	(43,280,960)
Class B Shares	(2,939,112)	(3,694,732)
Class C Shares	(21,920,788)	(35,120,447)
Class F Shares	(7,668,046)	(9,729,631)
Class R Shares	(44,394)	(53,937)
Institutional Shares	(13,787,405)	(15,998,537)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(74,298,766)	(107,878,244)
Share Transactions:
Proceeds from sale of shares	232,589,932	327,526,116
Net asset value of shares issued to shareholders in payment of distributions declared	70,214,152	101,235,899
Cost of shares redeemed	(834,835,405)	(872,622,133)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(532,031,321)	(443,860,118)
Change in net assets	(403,462,716)	(473,748,165)
Net Assets:
Beginning of period	2,202,675,781	2,676,423,946
End of period (including undistributed net investment income of $859,827 and $2,716,473, respectively)	$1,799,213,065	$2,202,675,781
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
November 30, 2017
1. ORGANIZATION
Federated Income Securities Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Federated Capital Income Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers six classes of shares: Class A Shares, Class B Shares, Class C Shares, Class F Shares, Class R Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The primary investment objective of the Fund is current income and long-term growth of income. Capital appreciation is a secondary objective.
On March 30, 2017, the Fund's T Share class became effective with the Securities and Exchange Commission (SEC), but is not yet offered for sale.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with GAAP.
Investment Valuation
In calculating its NAV, the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
Annual Shareholder Report

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Equity Management Company of Pennsylvania (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Annual Shareholder Report

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Annual Shareholder Report

Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. The Fund had invested in Emerging Markets Fixed Income Core Fund (EMCORE), a portfolio of Federated Core Trust II, L.P., which was a limited partnership established under the laws of the state of Delaware. The Fund recorded daily its proportionate share of income, expenses, realized and unrealized gains and losses from EMCORE. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class B Shares, Class C Shares, Class F Shares, Class R Shares and Institutional Shares may bear distribution services fees, other service fees and transfer agent fees unique to those classes. The detail of the total fund expense waivers and reimbursements of $3,222,106 is disclosed in various locations in this Note 2 and Note 5. For the year ended November 30, 2017, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$607,887	$(485,768)
Class B Shares	100,104	(75,501)
Class C Shares	596,196	(411,520)
Class F Shares	177,994	(122,665)
Class R Shares	2,611	—
Institutional Shares	287,025	(231,673)
TOTAL	$1,771,817	$(1,327,127)
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Annual Shareholder Report

Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended November 30, 2017, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$1,757,724
Class B Shares	227,177
Class C Shares	1,703,914
Class F Shares	477,041
TOTAL	$4,165,856
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2017, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2017, tax years 2014 through 2017 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Swap Contracts
Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or “swapped” between parties are generally calculated with respect to a “notional amount” for a predetermined period of time. The Fund may enter into interest rate, total return, credit default, currency and other swap agreements. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement.
Annual Shareholder Report

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. The Fund enters into interest rate swap contracts to seek to increase income and to manage country, currency, duration, individual security, market, sector/asset class and yield curve risks. Interest rate swap agreements generally involve the agreement by the Fund to pay the counterparty a fixed or floating interest rate on a fixed notional amount and to receive a fixed or floating rate on a fixed notional amount, but may also involve the agreement to pay or receive payments derived from changes in interest rates. Periodic payments are generally made during the life of the swap agreement according to the terms and conditions of the agreement and at termination or maturity. The Fund's maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from/paid to the counterparty over the contract's remaining life, to the extent the amount is positive. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
The Fund uses credit default swaps to seek to increase income and to manage country, currency, duration, individual security, market, sector/asset class and yield curve risks. The “buyer” in a credit default swap is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or the “par value”, of the reference obligation in exchange for the reference obligation. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is typically determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specific valuation method, are used to calculate the settlement value. The maximum amount of the payment that may occur, as a result of a credit event payable by the protection seller, is equal to the notional amount of the underlying index or security. The Fund's maximum risk of loss from counterparty credit risk, either as the protection buyer or as the protection seller, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in Swaps, at value on the Statement of Assets and Liabilities, and periodic payments are reported as “Net realized gain (loss) on swap contracts” in the Statement of Operations.
At November 30, 2017, the Fund had no outstanding swap contracts.
Foreign Exchange Contracts
The Fund enters into foreign exchange contracts to manage currency risk. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms
Annual Shareholder Report

of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
At November 30, 2017, the Fund had no outstanding foreign exchange contracts.
The average value at settlement date payable of foreign exchange contracts purchased by the Fund throughout the period was $2,547. This is based on the contracts held as of each month-end throughout the fiscal period.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
Futures Contracts
The Fund purchases and sells financial futures contracts to seek to increase return and to manage duration, sector/asset class, yield curve and market risks. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account, either U.S. government securities or a specified amount of Restricted cash, which is shown in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange's clearing house, as counterparty to all exchange traded futures contracts, guarantees the futures contracts against default.
Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
The average notional value of long and short futures contracts held by the Fund throughout the period was $194,193,596 and $79,300,971, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Annual Shareholder Report

Option Contracts
The Fund buys or sells put and call options to seek to increase yield, return and income and to manage currency, individual security, market and sector/asset class risks. The seller (“writer”) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.
The average market value of purchased put and call options held by the Fund throughout the period was $1,291,100 and $383,588, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
The average market value of written put and call options held by the Fund throughout the period was $213,142 and $186,423, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Annual Shareholder Report

Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Asset		Liability
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Equity contracts	Total investment in securities, at value-options	$83,000
Interest rate contracts			Payable for daily variation margin on futures contracts	$275,403*
Equity contracts			Written options outstanding	$19,500
Total derivatives not accounted for as hedging instruments under ASC Topic 815		$83,000		$294,903
*	Includes cumulative depreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2017
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Futures Contracts	Foreign Exchange Contracts	Purchased Option Contracts[1]	Written Option Contracts	Total
Interest rate contracts	$1,378,301	$—	$—	$—	$1,378,301
Foreign exchange contracts	—	(278,616)	—	—	(278,616)
Equity contracts	—	—	(22,907,618)	6,453,280	(16,454,338)
TOTAL	$1,378,301	$(278,616)	$(22,907,618)	$6,453,280	$(15,354,653)
1	The net realized gain (loss) on Purchased Option Contracts is found within the Net realized gain on investments on the Statement of Operations.
Annual Shareholder Report

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Futures Contracts	Purchased Option Contracts[2]	Written Option Contracts	Total
Interest rate contracts	$217,472	$—	$—	$217,472
Equity contracts	—	8,549,386	(2,496,882)	6,052,504
TOTAL	$217,472	$8,549,386	$(2,496,882)	$6,269,976
2	The net change in unrealized depreciation of Purchased Option Contracts is found within the Net change in unrealized appreciation of investments on the Statement of Operations.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended November 30	2017		2016
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	5,472,085	$42,943,791	13,142,892	$98,824,811
Shares issued to shareholders in payment of distributions declared	3,413,579	26,799,615	5,473,376	41,055,229
Shares redeemed	(41,379,742)	(325,001,330)	(41,014,425)	(310,496,607)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(32,494,078)	$(255,257,924)	(22,398,157)	$(170,616,567)

Year Ended November 30	2017		2016
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	554,939	$4,350,688	1,927,607	$14,561,139
Shares issued to shareholders in payment of distributions declared	344,187	2,710,081	454,794	3,420,450
Shares redeemed	(2,220,811)	(17,492,569)	(2,387,682)	(17,965,271)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(1,321,685)	$(10,431,800)	(5,281)	$16,318

Year Ended November 30	2017		2016
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	3,930,390	$30,795,125	10,781,047	$80,956,937
Shares issued to shareholders in payment of distributions declared	2,641,751	20,741,416	4,397,760	32,986,887
Shares redeemed	(35,686,602)	(280,186,717)	(40,710,778)	(307,795,732)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(29,114,461)	$(228,650,176)	(25,531,971)	$(193,851,908)
Annual Shareholder Report

Year Ended November 30	2017		2016
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	1,317,644	$10,312,449	2,880,141	$21,634,511
Shares issued to shareholders in payment of distributions declared	925,729	7,267,001	1,226,380	9,196,707
Shares redeemed	(5,526,434)	(43,430,440)	(5,927,580)	(44,725,705)
NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(3,283,061)	$(25,850,990)	(1,821,059)	$(13,894,487)

Year Ended November 30	2017		2016
Class R Shares:	Shares	Amount	Shares	Amount
Shares sold	42,691	$335,594	40,267	$302,450
Shares issued to shareholders in payment of distributions declared	4,912	38,639	6,560	49,191
Shares redeemed	(63,566)	(498,695)	(81,546)	(607,465)
NET CHANGE RESULTING FROM CLASS R SHARE TRANSACTIONS	(15,963)	$(124,462)	(34,719)	$(255,824)

Year Ended November 30	2017		2016
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	18,329,342	$143,852,285	14,760,943	$111,246,268
Shares issued to shareholders in payment of distributions declared	1,608,791	12,657,400	1,934,602	14,527,435
Shares redeemed	(21,372,887)	(168,225,654)	(25,376,543)	(191,031,353)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(1,434,754)	$(11,715,969)	(8,680,998)	$(65,257,650)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(67,664,002)	$(532,031,321)	(58,472,185)	$(443,860,118)
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions, discount accretion/premium amortization on debt securities, short term capital gain distributions from registered investment companies, return of capital adjustments, expired capital loss carryforwards and partnership adjustments.
For the year ended November 30, 2017, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(30,650,508)	$1,755,063	$28,895,445
Annual Shareholder Report

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2017 and 2016, was as follows:
	2017	2016
Ordinary income	$74,298,766	$107,878,244
As of November 30, 2017, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$458,528
Net unrealized appreciation	$113,463,041
Capital loss carry forwards and deferrals	$(299,092,685)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales, discount accretion/ premium amortization on debt securities, mark to market of futures contracts, non-taxable dividends, straddle loss deferrals and partnership adjustments.
At November 30, 2017, the cost of investments for federal tax purposes was $1,686,429,969. The net unrealized appreciation of investments for federal tax purposes was $112,101,088. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $139,300,774 and net unrealized depreciation from investments for those securities having an excess of cost over value of $27,199,686. The amounts presented are inclusive of derivative contracts.
At November 30, 2017, the Fund had a capital loss carryforward of $297,730,362 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term and does not expire. All of the Fund's capital loss carryforwards were incurred in taxable years beginning after December 22, 2010.
The following schedule summarizes the Fund's capital loss carryforwards:
Short-Term	Long-Term	Total
$232,722,968	$65,007,394	$297,730,362
During the year ended November 30, 2017, the Fund utilized capital loss carryforwards of $16,837,491.
At November 30, 2017, for federal income tax purposes, the Fund had $1,362,323 in straddle loss deferrals.
Annual Shareholder Report

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.60% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse other operating expenses of the Fund. For the year ended November 30, 2017, the Adviser voluntarily waived $1,874,450 of its fee and voluntarily reimbursed $6,798 of other operating expenses and $1,327,127 of transfer agent fees.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended November 30, 2017, the Adviser reimbursed $10,821.
Certain of the Fund's assets are managed by Federated Investment Management Company (the “Sub-Adviser”). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended November 30, 2017, the Sub-Adviser earned a fee of $2,545,228.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2017, the annualized fee paid to FAS was 0.079% of average daily net assets of the Fund.
Prior to September 1, 2017, the breakpoints of the Administrative Fee paid to FAS, described above, were:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Annual Shareholder Report

Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class B Shares, Class C Shares, Class F Shares and Class R Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%
Class F Shares	0.05%
Class R Shares	0.50%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2017, distribution services fees for the Fund were as follows:
	Distribution Services Fees Incurred	Distribution Services Fees Waived
Class B Shares	$681,532	$—
Class C Shares	5,111,740	—
Class R Shares	5,820	(2,910)
TOTAL	$5,799,092	$(2,910)
For the year ended November 30, 2017, the Fund's Class F Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2017, FSC retained $900,514 of fees paid by the Fund.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2017, FSC retained $83,361 in sales charges from the sale of Class A Shares. FSC also retained $28,187, $243,925, $37,732 and $176,587 of CDSC relating to redemptions of Class A Shares, Class B Shares, Class C Shares and Class F Shares, respectively.
Other Service Fees
For the year ended November 30, 2017, FSSC received $243,586 of the other service fees disclosed in Note 2.
Annual Shareholder Report

Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding tax reclaim recovery expenses, interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class B Shares, Class C Shares, Class F Shares, Class R Shares and Institutional Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.88%, 1.64%, 1.64%, 0.89%, 1.13% and 0.63% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2019; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Interfund Transactions
During the year ended November 30, 2017, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $8,965,061 and $18,271,017, respectively.
General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2017, were as follows:
Purchases	$1,012,042,260
Sales	$1,549,964,501
7. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also
Annual Shareholder Report

requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of November 30, 2017, the Fund had no outstanding loans. During the year ended November 30, 2017, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2017, there were no outstanding loans. During the year ended November 30, 2017, the program was not utilized.
9. SUBSEQUENT EVENTS
Effective December 1, 2017, Class B Shares will be closed to new accounts and to new investors.
Effective February 1, 2018, Class B Shares will be closed to exchanges from Class B Shares of other Federated Funds and to new purchases made by existing shareholders (excluding reinvestment of dividends and capital gains).
10. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended November 30, 2017, 43.90% of total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income distributions made by the Fund during the year ended November 30, 2017, 36.03% qualify for the dividend received deduction available to corporate shareholders.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF THE FEDERATED INCOME SECURITIES TRUST AND SHAREHOLDERS OF FEDERATED CAPITAL INCOME FUND:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Capital Income Fund (the “Fund”), a portfolio of Federated Income Securities Trust, as of November 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Capital Income Fund as of November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
January 23, 2018
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2017 to November 30, 2017.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 6/1/2017	Ending Account Value 11/30/2017	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,056.30	$4.54
Class B Shares	$1,000	$1,053.40	$8.44
Class C Shares	$1,000	$1,052.20	$8.44
Class F Shares	$1,000	$1,057.60	$4.59
Class R Shares	$1,000	$1,055.00	$5.72
Institutional Shares	$1,000	$1,058.90	$3.25
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,020.70	$4.46
Class B Shares	$1,000	$1,016.90	$8.29
Class C Shares	$1,000	$1,016.90	$8.29
Class F Shares	$1,000	$1,020.60	$4.51
Class R Shares	$1,000	$1,019.50	$5.62
Institutional Shares	$1,000	$1,021.90	$3.19
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	0.88%
Class B Shares	1.64%
Class C Shares	1.64%
Class F Shares	0.89%
Class R Shares	1.11%
Institutional Shares	0.63%
Annual Shareholder Report

In Memoriam
With profound sadness, Federated announces the passing of John F. (“Jack”) Donahue and John W. (“John”) McGonigle. They will be greatly missed.
Jack Donahue
(Former Chairman and President, and Emeritus Director/Trustee, of the Federated Funds, and Founder, Former Chairman, President and Chief Executive Officer, and Chairman Emeritus, of Federated Investors, Inc.)
Jack Donahue, along with Richard B. Fisher, founded Federated in 1955 and served as a leader and member of the Boards of Directors/Trustees of the Federated Funds and the Board of Directors of Federated Investors, Inc. Mr. Donahue was a family man of deep faith with exemplary character and fealty, who served his religion, family, community, and the Federated Funds and Federated, as well as their shareholders, officers and employees, with distinction. His integrity, intelligence, and keen sense of fiduciary duty, coupled with his faith, family and background as a West Point graduate and Strategic Air Command B-29 pilot, served as a foundation for his strong business acumen and leadership. Among his many achievements, Mr. Donahue's steadfast and innovative leadership of the Federated Funds and Federated, as well as within the investment management industry, led to the birth of money market funds in the 1970s and their growth as an innovative, efficient and effective cash management vehicle throughout the 1980s, 1990s, 2000s and beyond. Federated expresses deep gratitude to Mr. Donahue for his inspiring leadership, distinguished service and contributions as a husband, father, founder, Board member and officer, colleague and friend.
John McGonigle
(Former Secretary of the Federated Funds, Former Director, Secretary and Chief Legal Officer of Federated Investors, Inc.)
John McGonigle served the Federated Funds and their respective Boards with distinction for more than 50 years as Fund Secretary and also served as Director for several closed-end funds. Mr. McGonigle was a gifted lawyer and wise counselor with a genial presence, keen intellect and convivial demeanor. A man of deep faith, he was a devoted husband, father and grandfather. A graduate of Duquesne University School of Law, Mr. McGonigle served as an officer in the U.S. Army for two years, achieving the rank of Captain. He also served on the staff of the Securities and Exchange Commission before joining Federated in 1966. Among many professional accomplishments, Mr. McGonigle helped fashion the regulatory foundation for money market funds, established Federated's first offshore funds in Ireland, and represented Federated on the Board of Governors of the Investment Company Institute where he was a member of the Executive Committee. Federated expresses deep gratitude for Mr. McGonigle and his impact on his family, friends, the community, and the mutual fund industry.
Annual Shareholder Report

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2017, the Trust comprised eight portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 108 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; President and CEO of Passport Research, Ltd.; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Investors, Inc. and due to positions they hold with Federated and its subsidiaries.
INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Current Chair of the Compensation Committee, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.; Director, Member of the Audit Committee and Technology Committee of Equifax, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Dean of the Duquesne University School of Law; Professor and Adjunct Professor of Law, Duquesne University School of Law; formerly, Interim Dean of the Duquesne University School of Law; Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on either a public or not for profit Board of Directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; Member, Pennsylvania State Board of Education (public); and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.), where she currently serves as a member of the Compensation, Nominating and Corporate Governance Committee (Chair) and the Health, Safety and Environmental Committee. Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Regent, St. Vincent Seminary; and Director and Chair, Cardinal Wuerl North Catholic High School, Inc.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: November 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.)
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: November 1999	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
Annual Shareholder Report

OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Investors, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Officer since: January 1986	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Annual Shareholder Report

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: May 2004	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2017
Federated Capital Income Fund (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board of Trustees (the “Board”) reviewed and unanimously approved the continuation of the Fund's investment advisory and subadvisory contracts for an additional one-year term at its May 2017 meetings. The Board's decision regarding these contracts reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
The Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Senior Officer's Evaluation”). The Board considered the Senior Officer's Evaluation, along with other information, in deciding to approve the investment advisory and subadvisory contracts.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in its decision. Using these judicial decisions as a guide, the Board has indicated that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the Fund and of comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out financial benefits” that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds); and (6) the extent of care, conscientiousness and independence with which the Fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the Board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory and subadvisory contracts generally align with the factors
Annual Shareholder Report

listed above. Consistent with the judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to institutional and other clients of Federated Equity Management Company of Pennsylvania (the “Adviser”) and subadviser and their advisory affiliates for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Investors, Inc. and its affiliates (“Federated”) on matters relating to the Federated funds. The Board was assisted in its deliberations by independent legal counsel. In addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings. Federated provided much of this information at each regular meeting of the Board, and furnished additional information in connection with the May meetings, at which the Board's formal approval of the investment advisory and subadvisory contracts occurred. At the May meetings, in addition to meeting in separate sessions of the independent trustees without management present, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on matters as the need arose. The Board's consideration of the investment advisory and subadvisory contracts included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser, subadviser and their affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the
Annual Shareholder Report

Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to the Fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was below the median of the relevant peer group and the Board was satisfied that the overall expense structure of the Fund remained competitive.
For comparison, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk
Annual Shareholder Report

associated with management and a variety of different costs. The Senior Officer did not consider the fees for providing advisory services to these outside products to be determinative in judging the appropriateness of mutual fund advisory fees.
Following such evaluation, and full deliberations, the Board concluded that the expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory and subadvisory contracts.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Adviser. The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory and subadvisory contracts.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The Senior Officer also reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of the proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
For the periods covered by the Senior Officer's Evaluation, the Fund's performance for the one-year period was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the three-year and five-year periods. The Board discussed the Fund's performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory and subadvisory contracts.
Annual Shareholder Report

The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers.
The Board considered Federated's previous reductions in contractual management fees to certain funds in response to the Senior Officer's recommendations.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Fund.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. In this regard, the Board considered that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be enjoyed by the fund family as a whole. The Board noted that the Adviser's investments in these areas are extensive. In addition, the Board considered that
Annual Shareholder Report

Federated and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed fund shareholders to share potential economies of scale from a fund's inception. Federated, as it does throughout the year, and in connection with the Board's review, furnished information relative to revenue sharing or adviser paid fees. Federated and the Senior Officer noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels. It should not be viewed to determine the appropriateness of advisory fees because it would represent marketing and distribution expenses. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
While the Senior Officer noted certain items for follow-up reporting to the Board and further consideration by management, he stated that his observations and information accompanying the Senior Officer's Evaluation supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Fund's investment advisory and subadvisory contracts.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Capital Income Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31420C878
CUSIP 31420C860
CUSIP 31420C852
CUSIP 31420C845
CUSIP 31420C613
CUSIP 31420C621
G01049-01 (1/18)
Federated is a registered trademark of Federated Investors, Inc.
2018 ©Federated Investors, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins, G. Thomas Hough and Thomas M. O'Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2017 - $213,260

Fiscal year ended 2016 - $271,810

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2017 - $19,471

Fiscal year ended 2016 - $0

Fiscal year ended 2017- Audit consent fees for N-1A filings.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $3,904 and $0 respectively. Fiscal year ended 2017- Audit consent fee for N-14 merger document.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2017 - $0

Fiscal year ended 2016 - $11,500

Fiscal year ended 2016- Service fee for tax reclaim recovery filings.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2017 - $0

Fiscal year ended 2016 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $38,442 and $35,281 respectively. Fiscal year ended 2017- Service fee for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2016- Service fee for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2017 – 0%

Fiscal year ended 2016 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2017 – 0%

Fiscal year ended 2016 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2017 – 0%

Fiscal year ended 2016 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2017 - $211,775

Fiscal year ended 2016 - $269,521

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

In their respective required communications to the Audit Committee of the registrant’s Board, Ernst & Young LLP (“EY”) and KPMG LLP (“KPMG”) (as applicable, “EY/KPMG”), the registrant’s independent public accountants, informed the Audit Committee that EY/KPMG and/or covered person professionals within EY/KPMG maintain lending relationships with certain owners of greater than 10% of the shares of the registrant and/or certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X, which are affiliates of the registrant. EY/KPMG has advised the Audit Committee that these lending relationships implicate Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits an independent public accountant, or covered person professionals at such firm, from having a financial relationship (such as a loan) with a lender that is a record or beneficial owner of more than 10% of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the registrant, as well as all registered investment companies advised by advisory subsidiaries of Federated Investors, Inc., the Adviser (for which EY serves as independent public accountant), and their respective affiliates (collectively, the “Federated Fund Complex”).

EY/KPMG informed the Audit Committee that EY/KPMG believes that these lending relationships described above do not and will not impair EY/KPMG’s ability to exercise objective and impartial judgment in connection with financial statement audits of their respective funds of the registrant and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY/KPMG has been and is capable of objective and impartial judgment on all issues encompassed within EY/KPMG’s audits.

On June 20, 2016, the Division of Investment Management of the Securities and Exchange Commission (“SEC”) issued a no-action letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule matters as those described above (the “Letter”). In the Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an independent public accountant where the Loan Rule was implicated in certain specified circumstances provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the Loan Rule is implicated because of lending relationships; and (3) notwithstanding such lending relationships that implicate the Loan Rule, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The circumstances described in the Letter are substantially similar to the circumstances that implicated the Loan Rule with respect to EY/KPMG and the registrant. On September 22, 2017, the SEC issued another no-action letter to Fidelity Management & Research Company et al extending the expiration of the Letter until the effectiveness of any amendments to the Loan Rule designed to address the concerns in the Letter (the “Letters”).

If it were to be determined that the relief available under the Letters was improperly relied upon, or that the independence requirements under the federal securities laws were not otherwise complied with regarding the registrant, for certain periods, any of the registrant’s filings with the SEC which contain financial statements of the registrant for such periods may not comply with applicable federal securities laws, the registrant’s ability to offer shares under its current registration statement may be impacted, and certain financial reporting and/or other covenants with, and representations and warranties to, the registrant’s lender under its committed line of credit may be impacted. Such events could have a material adverse effect on the registrant and the Federated Fund Complex.

Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Income Securities Trust

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 23, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date January 23, 2018

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 23, 2018